UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

August 2, 2023 (June 1, 2023)
Date of Report (Date of earliest event reported)

Viemed Healthcare, Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38973	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Rd. Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)
(337) 504-3802
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	VMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This current report on Form 8-K/A (this "Amendment") is filed as an amendment to the current report on Form 8-K of Viemed Healthcare, Inc. (the "Company”) filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2023 (the “Initial Report”) relating to the acquisition (“Acquisition”) of Home Medical Products, Inc. (“HMP”) by Viemed, Inc., a wholly-owned subsidiary of the Company. This Amendment is filed solely to provide, and amends the Initial Report to include, the historical financial statements of HMP and the pro forma financial information of the Company that are required by and described in parts (a) and (b) of Item 9.01 below. As required by Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the Company has set forth the complete text of Item 9.01, as amended. This Amendment speaks as of the filing date of the Initial Report, does not update information in the Initial Report to reflect events that have occurred subsequent to the filing date of the Initial Report, and does not modify or update in any way disclosures made in the Initial Report. Except as described above, no other modification to the Initial Report is being made by this Amendment. Accordingly, this Amendment should be read in connection with the Initial Report, which provides a more complete description of the acquisition of HMP.

Item 9.01.    Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

1.The audited consolidated financial statements of HMP as of December 31, 2022 and for the fiscal year ended December 31, 2022 are filed herewith as Exhibit 99.2 hereto and incorporated herein by reference.

2.The unaudited consolidated financial statements of HMP as of and for the three month period ended March 31, 2023 are filed herewith as Exhibit 99.3 hereto and incorporated herein by reference.

(b)	Pro forma financial information
The unaudited pro forma condensed combined financial information for the Company as of and for the three month period ended March 31, 2023 and for the year ended December 31, 2022, giving effect to the acquisition of HMP, is attached hereto as Exhibit 99.4 and incorporated herein by reference. The unaudited pro forma condensed combined financial information is presented for informational purposes only and does not purport to represent what the Company's results of operations or financial position would have been had the transactions reflected occurred on the dates indicated or to project the Company’s financial position as of any future date or the Company’s results of operations for any future period.

(d)	Exhibits
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
2.1
Stock Purchase Agreement dated April 18, 2023 by and among Viemed, Inc., the Stockholders and Home Medical Products, Inc. Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 19, 2023.*

10.1
Credit Agreement, dated November 29, 2022, among Viemed, Inc., as borrower, certain subsidiaries of Viemed, Inc., as guarantors, the lenders from time to time party thereto, and Regions Bank, as administrative agent and collateral agent. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 29, 2022.

23.1	Consent of Horne, LLP.
99.1	Press Release dated June 1, 2023. Incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed June 1, 2023.
99.2	Audited consolidated financial statements for Home Medical Products, Inc. as of and for the fiscal year ended December 31, 2022 and the accompanying notes thereto.
99.3	Unaudited consolidated financial statements of Home Medical Products, Inc. as of and for the three months ended March 31, 2023.
99.4	Unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022, and the accompanying notes thereto.
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.
* Schedules (or similar attachments) to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules (or similar attachments) to this exhibit to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 2, 2023

VIEMED HEALTHCARE, INC.

By:	/s/ Trae Fitzgerald
Trae Fitzgerald
Chief Financial Officer